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                      Supplement dated September 16, 2005
                    to the Prospectus dated May 1, 2005 for

                     AmSouth Premium Plus Variable Annuity
                    AmSouth Premium Plus II Variable Annuity

                                  Investing in
                  NYLIAC Variable Annuity Separate Account-III

This supplement amends the prospectus for the AmSouth Premium Plus Variable Annuity and AmSouth Premium Plus II Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference together with the prospectus. All capitalized terms have the same meaning as those included in the prospectus.

In a supplement dated August 23, 2005, we notified you of a proposal to substitute new portfolios for the AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund and AmSouth Mid Cap Fund Investment Divisions ("AmSouth Investment Divisions") scheduled to occur on or about October 31, 2005, and we notified you that as of September 16, 2005, the AmSouth Investment Divisions would not be accepting new premium payment allocations or transfers.

The purpose of this supplement is to notify you that, as a result of Hurricane Katrina, we are extending the September 16, 2005 deadline and will continue to accept premium payment allocations and transfers into the AmSouth Investment Divisions, for policies in force as of today, until the Business Day immediately prior to the substitutions.

We anticipate that the substitutions will occur on or about October 31, 2005.

Until the date of the substitutions, we will continue to process automatic transactions such as Dollar Cost Averaging and Automatic Asset Reallocations involving the AmSouth Investment Divisions unless you provide alternate allocation instructions. After the substitutions, we will continue to process automatic transactions, except that allocations previously processed to or from the AmSouth Investment Divisions will be processed to or from the applicable Investment Divisions that invest in the portfolios that were substituted for the AmSouth Portfolios.

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                New York Life Insurance and Annuity Corporation
                            (A Delaware corporation)
                               51 Madison Avenue
                            New York, New York 10010